Filed Pursuant to Rule 497(e)
                                                      Registration No. 33-81920
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FLORIDA DAILY MUNICIPAL INCOME FUND
                                                       600 FIFTH AVENUE
                                                       NEW YORK, NY 10020
                                                      (212) 830-5345
Class A Shares, Class B Shares                        (800) 433-1918 (Toll Free)
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      SUPPLEMENT DATED JUNE 15, 2009 TO PROSPECTUS DATED DECEMBER 29, 2008

Liquidation of the Florida Daily Municipal Income Fund
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     The Board of Trustees of the Florida Daily Municipal Income Fund (the
"Fund") has determined that it is advisable to liquidate, dissolve and terminate the legal existence of the Fund.

     Effective on or about September 18, 2009, the Fund WILL CEASE SALES OF FUND SHARES TO NEW INVESTORS. The Fund will permit current investors to continue to purchase new shares.

     The determination of the Board of Trustees that it is advisable to liquidate, dissolve, and terminate the legal existence of the Fund is subject to approval by the Fund's shareholders. The Board has directed that the Fund's investment adviser manage the Fund conservatively in anticipation of liquidation and with the goal of returning $1.00 per share to each investor in the Fund. Accordingly, the Fund's yield and performance may be reduced prior to liquidation and all or a portion of the Fund's dividends distributed to shareholders may no longer be tax-exempt. Nonetheless, there can be no assurance that the Fund's value on liquidation will be $1.00 per share.

     The Board of Trustees also approved an Expense Limitation Agreement by and among Reich & Tang Asset Management, LLC (the "Manager"), Reich & Tang Distributors, Inc. (the "Distributor") and the Fund, in order to cap the Fund's Class A and Class B total fund operating expenses at 1.29% and 1.04%, respectively (the "Expense Caps"). Pursuant to the Expense Limitation Agreement, the Manager and Distributor agreed to reimburse the Fund for expenses or waive fees in order to maintain the Expense Caps until the Fund is liquidated. If shareholders of the Fund do not approve the Plan of Liquidation and Dissolution, the Manager and Distributor may terminate the Expense Limitation Agreement.

     The Manager also offers a Municipal Portfolio in its Daily Income Fund. The investment strategy of the Municipal Portfolio is to invest at least 80% of its net assets in obligations issued by states, territories and possessions of the United States and its political subdivisions, public authorities and other entities authorized to issue debt, including participation certificates therein, the interest on which is exempt from regular federal income tax. If interested, you should consider the Municipal Portfolio's investment objective, risks, charges and expenses carefully before investing. For this and more complete information about the Municipal Portfolio call 800.433.1918 to request a prospectus. Please read the prospectus carefully before investing.

Increase in Shareholder Account Minimums
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Effective immediately, the third full paragraph on page 15 of the Prospectus is replaced with the following:

               "The Fund reserves the right to redeem the shares of any shareholder if the total value of all the remaining shares in the shareholder's or its Participating Organization's account is less than $25,000. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or, alternatively the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the Participating Organization. The Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. A shareholder or Participating Organization who receives such notice may avoid mandatory redemption by purchasing sufficient additional shares to increase its account value to the minimum amount during the notice period."

       PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR REFERENCE.